UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 17, 2026

MAWSON INFRASTRUCTURE GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 Railroad Avenue,

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2026, Mawson Infrastructure Group Inc. (the “Company”) received written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that, based on the Company’s reported stockholders’ equity as of December 31, 2025, the Company no longer satisfied Nasdaq Listing Rule 5550(b) (the “Rule”), which requires either $2.5 million in stockholders’ equity (the “Equity Standard”) or a market value of listed securities (“MVLS”) of $35 million (the “MVLS Standard”) or $500,000 in net income in the past fiscal year or two of the past three fiscal years.

Previously, on December 22, 2025, the Company received formal notice from Nasdaq that the Company had evidenced compliance with the MVLS Standard (although the Company had in fact evidenced compliance with the Equity Standard and, therefore, compliance with the Rule). The Staff determined that the Company remained subject to a Mandatory Panel Monitor for a period of one year from the date of the compliance determination, or December 22, 2026. Based upon the foregoing, and the Company’s non-compliance with the Equity Standard as of December 31, 2025, the Staff issued a delist determination. Importantly, however, any further suspension or delisting action by the Staff will be stayed upon the Company’s request for a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company plans to timely request a hearing before the Panel to present its plan to evidence compliance with the Rule, which will stay any further action by the Staff at least until the hearing concludes and any compliance period that may be granted by the Panel following the hearing expires.

In order to evidence full compliance with the MVLS Standard, the Company must evidence a closing MVLS of at least $35 million for a minimum of ten, and generally not more than 20, consecutive business days and has not yet done so. However, the Company believes that, as of the date of this filing, it has stockholders’ equity in excess of the minimum $2.5 million threshold. The Company will provide any further updates regarding its Nasdaq compliance status as material developments arise.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Company Name

On April 20, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as amended (the “Charter”), to change the Company’s name from “Mawson Infrastructure Group Inc.” to “Big Digital Energy, Inc.” (the “Name Change”). The Certificate of Amendment will become effective on April 24, 2026, and the only change to the Company’s prior Charter was to change the Company’s name.

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware (“DGCL”). In accordance with the DGCL and the provisions of the Company’s organizational documents, approval of the Company’s stockholders was not required to effectuate the Name Change, and the Name Change will not affect the rights of the Company’s security holders.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 23, 2026, the Company issued a press release to publicly announce the Name Change. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference. The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

New Nasdaq Ticker Symbol

In connection with the Name Change, at the market open on April 30, 2026, the Company’s common stock, par value $0.001 per share (“Common Stock”), is expected to commence trading on The Nasdaq Capital Market under the new trading symbol “BGDE” and will cease trading under the trading symbol “MIGI” (the “Symbol Change”).

There will be no change in the CUSIP number for the Company’s Common Stock in connection with the Name Change or Symbol Change.

New Corporate Website

In connection with the Name Change, the Company will launch a new corporate website: www.bigdigital.energy. The new corporate website will include, among other things, (a) the Company’s investor relations information, including press releases and links to the Company’s filings with the Securities and Exchange Commission, (b) the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, and the Company’s corporate governance documents, including the charters of the committees of the Board and the Company’s Code of Business and Ethics, and (c) any amendments to or waivers of the Company’s Code of Business and Ethics.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that any statements in this Current Report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure; the Company’s ability to continue as a going concern; the Company’s ability to maintain the listing of our common stock on Nasdaq; the possibility of the Company’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets, further or new regulation of digital assets and artificial intelligence (“AI”), the evolution of AI and high-performance computing (“HPC”) market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Mawson Infrastructure Group Inc., as amended, filed with the Secretary of State of the State of Delaware on April 20, 2026 and effective on April 24, 2026.

99.1	Press release dated April 23, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2026	MAWSON INFRASTRUCTURE GROUP INC.

	By:	/s/ Kaliste Saloom
	Name:	Kaliste Saloom
	Title:	General Counsel & Corporate Secretary

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